BBH U.S. EQUITY Portfolio

                            Portfolio of Investments
                                October 31, 2000

     Shares                                                             Value
     ------                                                          -----------

                  COMMON STOCKS (100.1%)
                  BASIC MATERIALS (1.7%)
     31,420       Alcoa, Inc. ................................       $   901,361
     26,080       International Paper Co. ....................           955,180
                                                                     -----------
                  TOTAL BASIC MATERIALS ......................         1,856,541
                                                                     -----------

                  CAPITAL GOODS/DURABLES (8.7%)
    103,260       General Electric Co. .......................         5,659,939
     23,350       Solectron Corporation* .....................         1,027,400
     26,100       Dover Corp. ................................         1,107,619
     26,280       Illinois Tool Works, Inc. ..................         1,460,183
                                                                     -----------
                  TOTAL CAPITAL GOODS/
                   DURABLES ..................................         9,255,141
                                                                     -----------

                  CONSUMER NON-DURABLES (5.5%)
     20,860       Avon Products, Inc. ........................         1,011,710
     29,510       Coca Cola Co. ..............................         1,781,666
     28,800       Estee Lauder Companies, Inc. ...............         1,337,400
     24,350       Procter & Gamble Co. .......................         1,739,503
                                                                     -----------
                  TOTAL CONSUMER
                   NON-DURABLES ..............................         5,870,279
                                                                     -----------

                  ENERGY (6.2%)
     47,083       Exxon Mobile Corp. .........................         4,199,215
     57,540       Williams Companies, Inc. ...................         2,405,891
                                                                     -----------
                  TOTAL ENERGY ...............................         6,605,106
                                                                     -----------

                  FINANCE (17.5%)
     23,480       American Express Co. .......................         1,408,800
     35,027       American International Group ...............         3,432,646
     52,100       Bank of New York Co, Inc. ..................         2,999,006
     59,423       Citigroup, Inc. ............................         3,127,135
     29,265       Fannie Mae .................................         2,253,405
     63,160       Fleetboston Financial Corp. ................         2,400,080
     29,500       Merrill Lynch & Co., Inc. ..................         2,065,000
     20,830       SunTrust Banks, Inc. .......................         1,016,764
                                                                     -----------
                  TOTAL FINANCE ..............................        18,702,836
                                                                     -----------

                  HEALTH CARE (11.8%)
     44,255       Bristol Myers Squibb Co. ...................         2,696,789
     21,350       Guidant Corp.* .............................         1,130,216
     33,650       Lilly (Eli) & Co. ..........................         3,007,469
     31,360       Medtronic, Inc. ............................         1,703,240
     49,186       Pharmacia Corp. ............................         2,705,230
     11,190       PE Corp. ...................................         1,309,230
                                                                     -----------
                  TOTAL HEALTH CARE ..........................        12,552,174
                                                                     -----------

                  RETAIL (6.4%)
     15,650       Best Buy Co, Inc.* .........................           785,434
     43,710       Costco Wholesale Corp.* ....................         1,600,879
     31,400       CVS Corp. ..................................         1,662,238
     31,140       Gap, Inc. ..................................           803,801
     44,262       Home Depot Inc. ............................         1,903,266
                                                                     -----------
                  TOTAL RETAIL ...............................         6,755,618
                                                                     -----------

                  SERVICES (12.3%)
     25,970       Cox Communications, Inc.* ..................         1,144,303
     31,490       New York Times Co. (Class A) ...............         1,157,258
     51,170       Qwest Communications
                  International, Inc .........................         2,488,141
     43,510       Sprint Corp. ...............................         1,109,505
     35,850       Sprint Corp. PCS Group* ....................         1,366,781
     29,510       Time Warner, Inc. ..........................         2,240,104
     32,024       Viacom, Inc. (Class B)* ....................         1,821,365
     94,790       Mcleod, Inc.* ..............................         1,824,708
                                                                     -----------
                  TOTAL SERVICES .............................        13,152,165
                                                                     -----------

                 TECHNOLOGY (29.1%)
   48,690        Automatic Data Processing, Inc. .............         3,180,066
   28,520        Computer Associates
                 International, Inc ..........................           909,075
   62,700        Microsoft Corp.* ............................         4,318,462
   72,820        Cisco Systems, Inc.* ........................         3,923,177
   36,450        Sun Microsystems, Inc.* .....................         4,041,394
   22,060        Applied Materials, Inc.* ....................         1,171,938
   43,980        Intel Corp. .................................         1,979,100
   15,450        KLA Tencor Corp.* ...........................           522,403

                           BBH U.S. EQUITY Portfolio

                            PORTFOLIO OF INVESTMENTS
                          October 31, 2000 (continued)

   Shares                                                              Value
   ------                                                           -----------

                 TECHNOLOGY (continued)
   60,200        Texas Instruments, Inc. .....................      $ 2,953,563
   49,180        Dell Computer Corp. .........................        1,450,810
   29,510        EMC Corp.* ..................................        2,628,234
   25,910        International Business
                  Machines Corp ..............................        2,552,135
   30,992        Nortel Networks Corp. .......................        1,410,136
                                                                    -----------
                 TOTAL TECHNOLOGY ............................       31,040,493
                                                                    -----------

                 UTILITIES (0.9%)
   26,250        DQE, Inc. ...................................          917,109
                                                                    -----------
                 TOTAL UTILITIES .............................          917,109
                                                                    -----------

TOTAL INVESTMENTS (identified cost $103,926,704) (a) ...  100.1%  $ 106,707,462
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES .........   (0.1)       (126,573)
                                                          -----   -------------
NET ASSETS .............................................  100.0%  $ 106,580,889
                                                          =====   =============

----------
*     Non-income producing security.

(a) The aggregate cost for federal income tax purposes is $106,306,713, the aggregate gross unrealized appreciation is $12,956,779 and the aggregate gross unrealized depreciation is $12,556,030, resulting in net unrealized appreciation of $400,749.

   The accompanying notes are an integral part of these financial statements.

                            BBH U.S. EQUITY PORTFOLIO

                       STATEMENT OF ASSETS AND LIABILITIES
                                October 31, 2000

ASSETS:
   Investments in securities, at value (identified cost
     $103,926,704) .............................................   $106,707,462
   Receivables for:
     Investments sold ..........................................      1,696,251
     Contributions .............................................        130,060
     Dividends .................................................         48,264
     Other receivables .........................................         13,267
                                                                   ------------
        Total Assets ...........................................   $108,595,304
                                                                   ------------

LIABILITIES:
   Payables for:
     Due to bank ...............................................        138,935
     Withdrawals ...............................................      1,692,906
     Investment advisory fee ...................................        116,656
     Professional fee ..........................................         33,707
     Custody fee ...............................................         23,669
     Administration fee ........................................          6,282
     Board of Trustees' fee ....................................          2,260
                                                                   ------------
       Total Liabilities .......................................      2,014,415
                                                                   ------------

NET ASSETS .....................................................   $106,580,889
                                                                   ============

   The accompanying notes are an integral part of these financial statements.

                           BBH U.S. EQUITY PORTFOLIO

                             STATEMENT OF OPERATIONS
                       For the year ended October 31, 2000

NET INVESTMENT INCOME:
        Income:
           Dividends (net of withholding tax of $184,599) ......    $   634,275
           Interest and other income ...........................         16,304
                                                                    -----------
                 Total Income ..................................        650,579
                                                                    -----------
        Expenses:
           Investment advisory fee .............................        622,162
           Custody fee .........................................         74,342
           Professional fee ....................................         37,099
           Administrative fee ..................................         33,501
           Board of Trustees' fees and expenses ................         14,576
           Miscellaneous expenses ..............................          8,653
                                                                    -----------

                 Total Expenses ................................        790,333
                 Fees paid indirectly ..........................        (19,895)
                                                                    -----------
                 Net Expenses ..................................        770,438
                                                                    -----------
        Net Investment Loss ....................................       (119,859)
                                                                    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS):
           Net realized loss on investments ....................     (5,104,406)
           Change in unrealized appreciation on investments ....      2,780,758
                                                                    -----------
                Net Realized and Unrealized Loss ...............     (2,323,648)
                                                                    -----------
        Net Decrease in Net Assets Resulting from Operations ...    $(2,443,507)
                                                                    ===========

   The accompanying notes are an integral part of these financial statements.

                           BBH U.S. EQUITY PORTFOLIO

                       STATEMENT OF CHANGES IN NET ASSETS
                       For the year ended October 31, 2000

INCREASE IN NET ASSETS:
   Operations:
     Net investment loss .......................................  $    (119,859)
     Net realized loss on investments ..........................     (5,104,406)
     Change in unrealized appreciation on investments ..........      2,780,758
                                                                  -------------
        Net decrease in net assets resulting from operations ...     (2,443,507)
                                                                  -------------

   Capital Transactions:
     Proceeds from contributions ...............................    169,647,677
     Fair value of withdrawals .................................    (60,623,281)
                                                                  -------------
        Net increase in net assets resulting from capital
           transactions ........................................    109,024,396
                                                                  -------------
           Total increase in net assets ........................    106,580,889

NET ASSETS:
   Beginning of year ...........................................             --
                                                                  -------------
   End of year .................................................  $ 106,580,889
                                                                  =============

   The accompanying notes are an integral part of these financial statements.

                           BBH U.S. EQUITY PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                                                              For the year ended
                                                               October 31, 2000
                                                              ------------------
Total Return ................................................       (0.47)%
Ratios/Supplemental Data:
   Net assets, end of period (000's omitted) ................    $106,581
   Expenses as a percentage of average net assets:
     Expenses paid by Portfolio .............................        0.82%
     Expense offset arrangement .............................        0.02%
          Total Expenses ....................................        0.84%
   Ratio of net investment income to average net assets .....       (0.12)%
   Portfolio turnover rate ..................................         130%

   The accompanying notes are an integral part of these financial statements.

                           BBH U.S. EQUITY PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS

      1. Organization and Significant Accounting Policies. The BBH U.S. Equity Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company which was organized as a trust under the laws of the State of New York on June 15, 1993. The Portfolio commenced operations on November 1, 1999. The Declaration of Trust permits the Trustees to create an unlimited number of beneficial interests in the Portfolio.

      The Portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements and are based, in part, on the following accounting policies. Actual results could differ from those estimates.

            A. Valuation of Investments. (1) The value of investments listed on a securities exchange is based on the last sale price on that exchange prior to the time when assets are valued, or in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange; (2) unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market; (3) securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Portfolio's Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to the value from dealers; and general market conditions; (4) short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Portfolio was more than 60 days, unless this is determined not to represent fair value by the Trustees.

            B. Accounting for Investments. Security transactions are accounted for on the trade date. Realized gains and losses on security transactions are determined on the identified cost method. Dividend income and other distributions from portfolio securities are recorded on the ex-dividend date. Interest income is accrued daily.

            C. Federal Income Taxes. The Portfolio will be treated as a partnership for federal income tax purposes. As such, each investor in the Portfolio will be subject to taxation on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is necessary.

      2. Transactions with Affiliates.

      Investment Advisory Fee. The Portfolio has an investment advisory agreement with Brown Brothers Harriman (the "Adviser") for which it pays the Adviser a fee calculated daily and paid monthly at an annual rate equivalent to 0.65% of the Portfolio's average daily net assets. For the year ended October 31, 2000, the Portfolio incurred $622,162 for advisory services.

      Administrative Fee. The Corporation has an administrative agreement with Brown Brothers Harriman Trust Company, LLC (the "Administrator") for which it pays the Administrator a fee calculated daily and paid monthly at an annual rate equivalent to 0.035% of the Portfolio's average daily net assets. The
Administrator has a subadministration agreement with 59 Wall Street Administrators, Inc. for which 59 Wall Street Administrators, Inc. receives such compensation as is from time to time agreed upon, but not in excess of the amount paid to the Administrator. For the year ended October 31, 2000, the Portfolio incurred $33,501 for administrative services.

                           BBH U.S. EQUITY PORTFOLIO

      Custody Fee. The Portfolio has a custody agreement with Brown Brothers Harriman for which Brown Brothers Harriman receives a fee calculated and paid monthly. For the year ended October 31, 2000, the Portfolio incurred $74,342 for custody services. Custody fees for the Portfolio were further reduced by $19,895 as a result of an expense offset arrangement with the Portfolio's custodian.

      Board of Trustees' Fees. Each Trustee receives an annual fee as well as reimbursement for reasonable out-of-pocket expenses from the Portfolio. For the year ended October 31, 2000 the Portfolio incurred $14,576 for these fees.

      3. Investment Transactions. For the year ended October 31, 2000, the cost of purchases and the proceeds of sales of investment securities other than short-term investments were $119,366,470 and $119,292,219 respectively. There were no purchases or sales of U.S. government obligations during the year. For that same period the Portfolio paid brokerage commissions of $34,458 to Brown Brothers Harriman for transactions executed on its behalf.

                          INDEPENDENT AUDITORS' REPORT

Trustees and Investors
BBH U.S. Equity Portfolio:

      We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of BBH U.S. Equity Portfolio as of October 31, 2000, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

      We conducted our audit in accordance with audited standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2000 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

      In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of BBH U.S. Equity Portfolio at October 31, 2000, and the results of its operations, the changes in its net assets, and its financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 22, 2000